                                 EXHIBIT 10(iii)

                              MANAGEMENT AGREEMENT

         THIS MANAGEMENT AGREEMENT (this "AGREEMENT") is made as of September 29, 2000 (the "EFFECTIVE DATE"), by and between Universal Mfg. Co., a Nebraska corporation ("UNIVERSAL"), Universal Distribution LLC, a Nebraska limited liability company (the "DISTRIBUTION LLC"), Rainbo Oil Company, an Iowa corporation ("RAINBO"), and Rainbo Company LLC d/b/a Value Independent Parts ("COMPANY").

         WHEREAS: Distribution LLC and Rainbo are currently the only two "MEMBERS" of Company; and

         WHEREAS, Universal has been appointed "MANAGER" of Company subject to the terms and conditions contained herein and in Company's Operating Agreement dated September 29, 2000 (the "OPERATING AGREEMENT").

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

         1. UNIVERSAL'S DUTIES. Universal covenants and agrees as Manager and agent for the Company to perform its managerial duties and services in accordance with the terms of the Operating Agreement and to perform such duties and services in a good and workmanlike manner.

         2. UNIVERSAL'S MANAGEMENT FEE. As compensation for all services to be rendered pursuant to the terms herein and the Operating Agreement, Universal shall be entitled to a fee as determined and agreed upon from time to time by one hundred percent (100%) of the Members of Company (the "MANAGEMENT FEE"). Universal shall furnish Company a monthly invoice, stating the Management Fee due to Universal, plus an itemization of any expenses incurred by Universal. Payment of each invoice shall be due within thirty (30) days of receipt, unless otherwise agreed to in writing by the parties.

         3. REIMBURSEMENT OF EXPENSES. Universal shall be reimbursed for all expenses reasonably incurred by Universal in performance of its duties as Manager.

         4. TERM AND TERMINATION. The term of this Agreement shall commence upon the Effective Date and shall continue in effect as long as the Operating Agreement remains in full force and effect unless terminated earlier by a vote of one hundred percent (100%) of the Members of Company.

         5.       MISCELLANEOUS PROVISIONS.

                  (a) This Agreement cannot be changed, modified, varied or altered except by a writing executed by each of the parties hereto. This Agreement constitutes and merges all of the understandings and agreements of the parties with respect to the subject matter hereof.

                  (b) This Agreement may not be assigned by any party without the prior written consent of one hundred percent (100%) of the Members of Company.

                  (c) The Agreement shall be construed in accordance with the laws of the State of Nebraska without regard to its conflict of law principals.

                  (d) Any controversy or claim arising out of or relating to this Agreement shall be settled by arbitration in the City of Omaha. County of Douglas, State of Nebraska, in accordance with the rules of the American Arbitration Association and judgement upon the award rendered may be entered in any court having jurisdiction thereof.

                  (e) All notices required or otherwise directed to either party shall be sent by registered or certified mail, postage prepaid, to such person at the last known address of such person, the date of registry thereof, or the date of the certification receipt therefor being deemed the date of such notice; provided, however, that any written communication containing such information which is sent to such person and actually received by such person; the same shall constitute notice for all purposes of this Agreement.


                              Page 51 of 115 Pages
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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


UNIVERSAL MFG. CO., a Nebraska corporation   RAINBO COMPANY LLC, d/b/a Value
                                             Independent Parts, a Nebraska
                                             limited liability company


By:                                          By:
   ---------------------------------            --------------------------------
Its:                                         Its:
    --------------------------------             -------------------------------



UNIVERSAL DISTRIBUTION LLC, a Nebraska       RAINBO OIL COMPANY, an Iowa
limited corporation liability company


By:                                          By:
   ---------------------------------            --------------------------------
Its:                                         Its:
    --------------------------------             -------------------------------


                              Page 52 of 115 Pages